UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 22, 2021
Johnson & Johnson
 (Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
0.250% Notes Due January 2022	JNJ22	New York Stock Exchange
0.650% Notes Due May 2024	JNJ24C	New York Stock Exchange
5.50% Notes Due November 2024	JNJ24BP	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange

  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    The 2021 Annual Meeting of Shareholders was held on April 22, 2021.

(b)    At the 2021 Annual Meeting of Shareholders, the shareholders:

•elected all 14 Director nominees named in the 2021 Proxy Statement to the Company's Board of Directors;

•approved, on an advisory basis, the executive compensation philosophy, policies and procedures described in the “Compensation Discussion and Analysis” section of the 2021 proxy statement and the compensation of the Company's executive officers named in the 2021 Proxy Statement, as disclosed therein;

•ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year 2021;

•did not approve the shareholder proposal for a report on government financial support and access to COVID-19 vaccines and therapeutics;

•did not approve the shareholder proposal for an independent board chair;

•did not approve the shareholder proposal for a civil rights audit; and

•did not approve the shareholder proposal for executive compensation bonus deferral.

The following are the final voting results for each of the seven items voted on at the meeting.

1.    Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
M. C. Beckerle	1,810,423,629	16,477,577	4,324,787	361,631,706
D. S. Davis	1,760,086,673	65,980,033	5,159,287	361,631,706
I. E. L. Davis	1,788,731,967	37,515,980	4,978,046	361,631,706
J. A. Doudna	1,814,385,723	12,552,555	4,287,715	361,631,706
A. Gorsky	1,699,594,759	119,253,059	12,378,175	361,631,706
M. A. Hewson	1,777,336,871	49,480,838	4,408,284	361,631,706
H. Joly	1,775,886,493	50,205,313	5,134,187	361,631,706
M. B. McClellan	1,808,590,798	17,138,760	5,496,435	361,631,706
A. M. Mulcahy	1,614,611,649	195,380,452	21,233,892	361,631,706
C. Prince	1,649,989,314	176,521,719	4,714,960	361,631,706
A. E. Washington	1,773,129,639	53,253,564	4,842,790	361,631,706
M. A. Weinberger	1,809,184,712	16,475,730	5,565,551	361,631,706
N. Y. West	1,817,859,141	8,942,629	4,424,223	361,631,706
R. A. Williams	1,749,060,576	77,138,736	5,026,681	361,631,706

2.    Advisory Vote to Approve Named Executive Officer Compensation:

For	986,844,148
Against	753,486,152
Abstain	90,895,693
Non-Votes	361,631,706

3.    Ratification of Appointment of PricewaterhouseCoopers LLC as the Independent Registered Public Accounting Firm for 2021:

For	2,080,036,325
Against	108,538,970
Abstain	4,282,404
Non-Votes	N/A

4.    Shareholder Proposal - Report on Government Financial Support and Access to COVID-19 Vaccines and Therapeutics:

For	573,465,487
Against	1,231,071,897
Abstain	26,688,609
Non-Votes	361,631,706

5.    Shareholder Proposal - Independent Board Chair:

For	789,938,907
Against	1,032,409,877
Abstain	8,877,209
Non-Votes	361,631,706

6.    Shareholder Proposal - Civil Rights Audit:

For	611,417,042
Against	1,192,232,580
Abstain	27,576,371
Non-Votes	361,631,706

7.    Shareholder Proposal - Executive Compensation Bonus Deferral

For	410,065,480
Against	1,406,949,986
Abstain	14,210,527
Non-Votes	361,631,706

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date:	April 26, 2021	By:	/s/ Matthew Orlando
Matthew Orlando Secretary